April 22, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2004
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number      Document Description
--------    ------------------------------------------------------------

EX-1        Distribution Financial Services RV Trust 1999-1
            April 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            April 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            April 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            April 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          April 22, 2004



By:            /s/ Matt Pechulis
Name:          Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1

Accounting Date:                    08-Apr-04
Determination Date:                 12-Apr-04
Monthly Payment Date:               15-Apr-04
Collection Period Ending:           31-Mar-04

I.   COLLECTION ACCOUNT SUMMARY

  Total Available Funds
  ---------------------
   Principal and Interest Payments Received (including Prepayments)                                               9,175,121.54
   Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                   831,136.20
   Current Monthly Interest Shortfall/Excess                                                                        -73,906.42
   Recoup of Collection Expenses                                                                                     -9,503.00
   Amount of Withdrawal, if any, from Reserve Account                                                                     0.00
   Purchase Amounts for Repurchased Receivables                                                                           0.00

  TOTAL AVAILABLE FUNDS                                                                                           9,922,848.32

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS
   Amount of Interest Payments Due During the Collection Period for Receivables                                   1,447,323.36
   Amount of Interest Payments Received During the Collection Period                                              1,521,229.78
   for Receivables
   Amount of Current Month Simple Interest Excess/Shortfall                                                         -73,906.42

III.  CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
   Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
   of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  7,500,025.52
   Beginning Reserve Account Balance                                                                              7,380,339.77
   Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)         114,810.39
   Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)        0.00
   Reserve Account Investment Earnings                                                                                4,875.36
   Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
   and over-collateralization amounts has been met)                                                                       0.00
   Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           7,380,339.77
   Total Ending Reserve Balance                                                                                    7,500,025.52

IV.  COLLECTIONS ON RECEIVABLES
a)  Interest and Principal Payments Received
    ----------------------------------------
       Interest Payments Received                                                                                 1,521,229.78
       Scheduled Principal Payments Received                                                                      2,045,618.06
       Principal Prepayments Received                                                                             5,608,273.70
       Total Interest and Principal Payments Received                                                             9,175,121.54

b)  Liquidation Proceeds
    --------------------
       Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                              901,719.66
       minus  Reasonable Expenses                                                                                    70,583.46
       Net Liquidation Proceeds                                                                                     831,136.20
       Amount Allocable to Interest                                                                                       0.00
       Amount Allocable to Principal                                                                                831,136.20

c) Purchase Amount - Loans Repurchased from Trust
   ----------------------------------------------
       Amount Allocable to Interest                                                                                       0.00
       Amount Allocable to Principal                                                                                      0.00

   TOTAL COLLECTED FUNDS                                                                                         10,006,257.74

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                         199,349,102.67
     multiplied by Servicer Fee Rate                                                                                     0.50%
     divided by Months per Year                                                                                             12
   SERVICING FEE AMOUNT                                                                                              83,062.13

TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                          1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE
a)  Pool Balance
    ------------
      Initial Pool Balance                                                                                    1,000,003,402.96
      Pool Balance as of Preceding Accounting Date                                                              199,349,102.67
      Pool Balance as of the Current Accounting Date                                                            191,298,170.73
      Age of Pool in Months                                                                                                 61

a.2 Aggregate Note Balance
    ----------------------
      Aggregate Note Balance as of Preceding Accounting Date                                                    197,355,611.64
      Aggregate Note Balance as of Current Accounting Date                                                      189,385,189.02

b.  Default and Delinquency Performance  (includes Repossessions and Bankruptcies)
    ----------------------------------------------------------------------------------------------
         Current Month         Number of Loans           Principal Balance            Percentage
        ---------------       -----------------          ------------------          ------------
    30-59 Days Delinquent            34                     1,062,891.51                0.556%
    60-89 Days Delinquent            14                     1,286,290.46                0.672%
    90-119 Days Delinquent           17                       772,435.70                0.404%
    120+ Days Delinquent              0                             0.00                0.000%
    Defaults for Current Period      12                       397,040.18                0.208%
    Cumulative Defaults            1,153                   45,967,445.03                4.597%
    Cumulative Recoveries                                  19,660,349.14                1.966%


   Current Period Realized Losses
   ------------------------------
      Current Month Realized Losses                                                                                 348,888.76
      Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                  0.035%
      Preceding Realized Losses                                                                                     571,834.52
      Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                0.057%
      Second Preceding Realized Losses                                                                              705,038.55
      Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                         0.071%
      Cumulative Realized Losses                                                                                 26,307,095.89
      Cumulative Realized Losses as Percentage of Initial Pool Balance                                                  2.631%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

     Total Pool Factor                                                                                              0.19129752
     Note Pool Factor                                                                                               0.18938519

a)   Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                            83,062.13
     Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
       Otherwise Reimbursed to Servicer)                                                                                 0.00

b)   Noteholders' Monthly Interest Distributable Amount
     --------------------------------------------------
           Class A-1                                                      0.00
           Class A-2                                                      0.00
           Class A-3                                                      0.00
           Class A-4                                                      0.00
           Class A-5                                                437,748.32
           Class A-6                                                322,902.77
           Class B                                                  132,500.00
           Class C                                                  120,500.00

     Noteholders' Monthly Interest Distributable Amount
     --------------------------------------------------
                                                                          Noteholders' Monthly
                                                          Beginning       Principal Distributable         Ending
                                                           Balance                Amount                  Balance
                                                         -----------     -------------------------      -----------
           Class A-1                                             0.00                   0.00                     0.00
           Class A-2                                             0.00                   0.00                     0.00
           Class A-3                                             0.00                   0.00                     0.00
           Class A-4                                             0.00                   0.00                     0.00
           Class A-5                                    87,989,611.64           7,970,422.62            80,019,189.02
           Class A-6                                    64,366,000.00                   0.00            64,366,000.00
           Class B                                      25,000,000.00                   0.00            25,000,000.00
           Class C                                      20,000,000.00                   0.00            20,000,000.00

c)   Recaptured Principal from Overcollateralization                                                        80,509.32
     Excess Spread Received                                                                                775,203.16

VIII. POOL STATISTICS
Weighted Average Coupon (WAC)                                                                                  8.86%
Weighted Average Remaining Maturity (WAM)                                                                        114

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)            9,181,946.23
   Plus: Trustee Fee                                                                                        1,041.67

TOTAL WIRE TO CHASE                                                                                     9,182,987.90

Amount Due To Servicer (Excess Spread and Recoup of O/C less Reserve Deposit)                             740,902.09

EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:            08-Apr-04
Determination Date:         12-Apr-04
Monthly Payment Date:       15-Apr-04
Collection Period Ending:   31-Mar-04

I.  COLLECTION ACCOUNT SUMMARY
Total Available Funds
---------------------
    Principal and Interest Payments Received (including Prepayments)                                                4,421,755.90
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    388,077.35
    Current Monthly Interest Shortfall/Excess                                                                         -45,823.39
    Recoup of Collection Expenses                                                                                      25,075.78
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest
    or Principal), from Reserve Account                                                                                     0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

    TOTAL AVAILABLE FUNDS                                                                                           4,789,085.64

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      759,125.41
    Amount of Interest Payments Received During the Collection Period                                                 804,948.80
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -45,823.39

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  11,000,002.18
    Beginning Reserve Account Balance                                                                              10,252,708.25
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)         0.00
    Reserve Account Investment Earnings                                                                                 6,857.69
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
    and over-collateralization amounts has been met)                                                                        0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          10,252,708.25
    Total Ending Reserve Balance                                                                                   10,259,565.94

IV. COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
    ----------------------------------------
        Interest Payments Received                                                                                    804,948.80
        Scheduled Principal Payments Received                                                                         873,554.09
        Principal Prepayments Received                                                                              2,743,253.01
        Total Interest and Principal Payments Received                                                              4,421,755.90

b)  Liquidation Proceeds
    --------------------
        Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                               448,174.69
        minus  Reasonable Expenses                                                                                     60,097.34
        Net Liquidation Proceeds                                                                                      388,077.35
        Amount Allocable to Interest                                                                                        0.00
        Amount Allocable to Principal                                                                                 388,077.35

c)  Purchase Amount - Loans Repurchased from Trust
    ----------------------------------------------
        Amount Allocable to Interest                                                                                        0.00
        Amount Allocable to Principal                                                                                       0.00

   TOTAL COLLECTED FUNDS                                                                                            4,809,833.25

V.  CALCULATION OF SERVICING AND TRUSTEE FEES

   Pool Balance of Receivables as of the First Day of Collection Period                                          111,671,529.04
       multiplied by Servicer Fee Rate                                                                                    0.50%
       divided by Months per Year                                                                                            12
    SERVICING FEE AMOUNT                                                                                              46,529.80

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                       1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
    ------------
        Initial Pool Balance                                                                                     550,000,109.03
        Pool Balance as of Preceding Accounting Date                                                             111,671,529.04
        Pool Balance as of the Current Accounting Date                                                           107,460,132.30
        Age of Pool in Months                                                                                                59

a.2 Aggregate Note Balance
    ----------------------
        Aggregate Note Balance as of Preceding Accounting Date                                                   109,438,098.46
        Aggregate Note Balance as of Current Accounting Date                                                     105,310,929.65
b) Default and Delinquency Performance  (includes Repossessions and Bankruptcies)
   -----------------------------------------------------------------------------------------------

         Current Month          Number of Loans          Principal Balance            Percentage
        ---------------        -----------------        ------------------           ------------
    30-59 Days Delinquent             12                      169,383.88                0.158%
    60-89 Days Delinquent              5                      196,517.15                0.183%
    90-119 Days Delinquent             7                      344,024.75                0.320%
    120+ Days Delinquent               0                            0.00                0.000%
    Defaults for Current Period        6                      594,589.64                0.553%
    Cumulative Defaults              408                   20,301,720.98                3.691%
    Cumulative Recoveries                                   9,990,511.25                1.816%

Current Period Realized Losses
------------------------------
    Current Month Realized Losses                                                                             594,589.64
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.108%
    Preceding Realized Losses                                                                                 689,435.55
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                            0.125%
    Second Preceding Realized Losses                                                                          352,378.80
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                     0.064%
    Cumulative Realized Losses                                                                             10,311,209.73
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                              1.875%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                      0.19538202
    Note Pool Factor                                       0.19147442

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                        29,507.58
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                             0.00

b) Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
           Class A-1                                                                 0.00
           Class A-2                                                                 0.00
           Class A-3                                                                 0.00
           Class A-4                                                             2,371.13
           Class A-5                                                           299,946.45
           Class B                                                             190,575.00
           Class C                                                             139,516.67
   Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
                                                                            Noteholders' Monthly
                                                          Beginning       Principal Distributable         Ending
                                                          Balance                Amount                   Balance
                                                         -----------     -------------------------      -----------
           Class A-1                                               0.00                    0.00               0.00
           Class A-2                                               0.00                    0.00               0.00
           Class A-3                                               0.00                    0.00               0.00
           Class A-4                                         439,098.46              439,098.46               0.00
           Class A-5                                      53,999,000.00            3,688,070.35      50,310,929.65
           Class B                                        33,000,000.00                    0.00      33,000,000.00
           Class C                                        22,000,000.00                    0.00      22,000,000.00

c) Recaptured Principal from Overcollateralization                                                       84,227.93
   Excess Spread Received                                                                               -84,227.93

VIII. POOL STATISTICS
Weighted Average Coupon (WAC)                                                                                8.29%
Weighted Average Remaining Maturity (WAM)                                                                      133

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)          4,789,085.64
Plus:     Trustee Fee                                                                                     1,041.67

TOTAL WIRE TO CHASE                                                                                   4,790,127.31

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                      0.00

EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:            08-Apr-04
Determination Date:         12-Apr-04
Monthly Payment Date:       15-Apr-04
Collection Period Ending:   31-Mar-04

I.  COLLECTION ACCOUNT SUMMARY

Total Available Funds
   Principal and Interest Payments Received (including Prepayments)                                                 4,359,891.55
   Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     319,895.62
   Current Monthly Interest Shortfall/Excess                                                                          -37,845.92
   Recoup of Collection Expenses                                                                                         -434.19
   Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
   Purchase Amounts for Repurchased Receivables                                                                             0.00

   TOTAL AVAILABLE FUNDS                                                                                            4,641,507.06

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
   Amount of Interest Payments Due During the Collection Period for Receivables                                     743,992.27
   Amount of Interest Payments Received During the Collection Period for Receivables                                781,838.19
   Amount of Current Month Simple Interest Excess/Shortfall                                                         -37,845.92

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
  of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                     2,808,982.68
Beginning Reserve Account Balance                                                                                   2,420,980.24
Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)              169,278.43
Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)             0.00
Reserve Account Investment Earnings                                                                                     1,534.33
Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
  and over-collateralization amounts has been met)                                                                          0.00
Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)               2,420,980.24
Total Ending Reserve Balance                                                                                        2,591,793.00

IV. COLLECTIONS ON RECEIVABLES

a) Interest and Principal Payments Received
   ----------------------------------------

      Interest Payments Received                                                                                      781,838.19
      Scheduled Principal Payments Received                                                                           930,189.92
      Principal Prepayments Received                                                                                2,647,863.44
      Total Interest and Principal Payments Received                                                                4,359,891.55

b) Liquidation Proceeds
   --------------------
      Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                 355,268.49
      minus  Reasonable Expenses                                                                                       35,372.87
      Net Liquidation Proceeds                                                                                        319,895.62
      Amount Allocable to Interest                                                                                          0.00
      Amount Allocable to Principal                                                                                   319,895.62

c) Purchase Amount - Loans Repurchased from Trust
   ----------------------------------------------
      Amount Allocable to Interest                                                                                          0.00
      Amount Allocable to Principal                                                                                         0.00

   TOTAL COLLECTED FUNDS                                                                                            4,679,787.17

V. CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                           102,790,621.96
     multiplied by Servicer Fee Rate                                                                                       0.50%
     divided by Months per Year                                                                                               12
   SERVICING FEE AMOUNT                                                                                                42,829.43

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE
a)  Pool Balance
    ------------
     Initial Pool Balance                                                                                         374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                 102,790,621.96
     Pool Balance as of the Current Accounting Date                                                                98,911,621.08
     Age of Pool in Months                                                                                                    57

a.2 Aggregate Note Balance
    ----------------------
      Aggregate Note Balance as of Preceding Accounting Date                                                      101,762,715.74
      Aggregate Note Balance as of Current Accounting Date                                                         97,922,504.87

b.  Default and Delinquency Performance  (includes Repossessions and Bankruptcies)
------------------------------------------------------------------------------------------------
         Current Month      Number of Loans             Principal Balance            Percentage
        ---------------    -----------------            ------------------          ------------
    30-59 Days Delinquent          16                        349,283.92                  0.353%
    60-89 Days Delinquent          10                        266,005.59                  0.269%
    90-119 Days Delinquent          6                        396,727.37                  0.401%
    120+ Days Delinquent            0                              0.00                  0.000%
    Defaults for Current Period     6                        300,947.52                  0.304%
    Cumulative Defaults           442                     16,254,678.67                  4.340%
    Cumulative Recoveries                                  7,411,061.98                  1.979%

Current Period Realized Losses
    Current Month Realized Losses                                                                                     300,947.52
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.080%
    Preceding Realized Losses                                                                                         101,064.60
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.027%
    Second Preceding Realized Losses                                                                                  835,605.16
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.223%
    Cumulative Realized Losses                                                                                      8,843,616.69
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.361%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
        Total Pool Factor                                                                                             0.26409460
        Note Pool Factor                                                                                              0.26145367

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                 42,829.43
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                      0.00

b) Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                               0.00
    Class A-5                                                                                                         169,347.67
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

   Noteholders' Monthly Principal Distributable Amount
   ---------------------------------------------------

                                                                          Noteholders' Monthly
                                                          Beginning       Principal Distributable         Ending
                                                          Balance                Amount                   Balance
                                                         -----------     -------------------------      -----------
           Class A-1                                            0.00                  0.00                       0.00
           Class A-2                                            0.00                  0.00                       0.00
           Class A-3                                            0.00                  0.00                       0.00
           Class A-4                                            0.00                  0.00                       0.00
           Class A-5                                   30,061,715.74          3,840,210.87              26,221,504.87
           Class A-6                                   54,847,000.00                  0.00              54,847,000.00
           Class B                                      9,363,000.00                  0.00               9,363,000.00
           Class C                                      7,491,000.00                  0.00               7,491,000.00

c) Recaptured Principal from Overcollateralization                                38,790.01
   Excess Spread Received                                                        130,488.42

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                       8.90%
   Weighted Average Remaining Maturity (WAM)                                                                             124

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                    4,641,507.06
Plus:     Trustee Fee                                                                                                 708.33

TOTAL WIRE TO CHASE                                                                                             4,642,215.39

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                0.00

EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:            08-Apr-04
Determination Date:         12-Apr-04
Monthly Payment Date:       15-Apr-04
Collection Period Ending:   31-Mar-04

I.  COLLECTION ACCOUNT SUMMARY
   Total Available Funds
   ---------------------
      Principal and Interest Payments Received (including Prepayments)                                              9,534,809.53
      Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                  179,485.43
      Current Monthly Interest Shortfall/Excess                                                                      -119,551.40
      Recoup of Collection Expenses                                                                                   -15,014.24
      Amount of Withdrawal, if any, from Reserve Account                                                                    0.00
      Purchase Amounts for Repurchased Receivables                                                                          0.00

   TOTAL AVAILABLE FUNDS                                                                                            9,579,729.32

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,636,886.35
    Amount of Interest Payments Received During the Collection Period                                               1,756,437.75
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -119,551.40

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                  3,971,004.00
    Beginning Reserve Account Balance                                                                               3,971,004.00
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)         0.00
    Reserve Account Investment Earnings                                                                                 3,063.31
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance         -3,063.31
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,971,004.00
    Total Ending Reserve Balance                                                                                    3,971,004.00

IV. COLLECTIONS ON RECEIVABLES
a)  Interest and Principal Payments Received
    ----------------------------------------
      Interest Payments Received                                                                                    1,756,437.75
      Scheduled Principal Payments Received                                                                         1,547,677.39
      Principal Prepayments Received                                                                                6,230,694.39
      Total Interest and Principal Payments Received                                                                9,534,809.53

b)  Liquidation Proceeds
    --------------------
      Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                 198,405.47
      minus  Reasonable Expenses                                                                                       18,920.04
      Net Liquidation Proceeds                                                                                        179,485.43
      Amount Allocable to Interest                                                                                          0.00
      Amount Allocable to Principal                                                                                   179,485.43

c)  Purchase Amount - Loans Repurchased from Trust
    ----------------------------------------------
      Amount Allocable to Interest                                                                                          0.00
      Amount Allocable to Principal                                                                                         0.00

    TOTAL COLLECTED FUNDS                                                                                           9,714,294.96

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                          216,695,543.62
     multiplied by Servicer Fee Rate                                                                                       0.75%
     divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                              135,434.71

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE
a)  Pool Balance
    ------------
      Initial Pool Balance                                                                                        529,467,226.64
      Pool Balance as of Preceding Accounting Date                                                                216,695,543.62
      Pool Balance as of the Current Accounting Date                                                              208,603,846.82
      Age of Pool in Months                                                                                                   29

a.2 Aggregate Note Balance
    ----------------------
      Aggregate Note Balance as of Preceding Accounting Date                                                      216,695,543.62
      Aggregate Note Balance as of Current Accounting Date                                                        208,603,846.82

b)  Default and Delinquency Performance  (includes Repossessions and Bankruptcies)
    -----------------------------------------------------------------------------------------
         Current Month           Number of Loans        Principal Balance         Percentage
        ---------------         -----------------       ------------------       ------------
   30-59 Days Delinquent              34                      708,141.75             0.340%
   60-89 Days Delinquent              17                      947,492.60             0.449%
   90-119 Days Delinquent             15                      610,073.92             0.292%
   120+ Days Delinquent                0                            0.00             0.000%
   Defaults for Current Period        12                      313,325.02             0.150%
   Cumulative Defaults               391                   15,473,630.09             2.922%
   Cumulative Recoveries                                    6,248,524.10             1.180%

   Current Period Realized Losses
      Current Month Realized Losses                                                                                  313,325.02
      Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                   0.150%
      Preceding Realized Losses                                                                                      302,454.87
      Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                 0.140%
      Second Preceding Realized Losses                                                                             1,126,314.50
      Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                          0.213%
      Cumulative Realized Losses                                                                                   9,225,105.99
      Cumulative Realized Losses as Percentage of Initial Pool Balance                                                   1.742%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

   Total Pool Factor                                                                                                 0.39393681
   Note Pool Factor                                                                                                  0.38433137

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               135,434.71
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
   Otherwise Reimbursed to Servicer)                                                                                       0.00

b) Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
    Class A-1                                                                                                              0.00
    Class A-2                                                                                                              0.00
    Class A-3                                                                                                         27,632.40
    Class A-4                                                                                                        448,875.00
    Class A-5                                                                                                        373,205.42
    Class B                                                                                                          106,255.75
    Class C                                                                                                           52,993.50
    Class D                                                                                                           85,352.08

                                                                          Noteholders' Monthly
                                                          Beginning       Principal Distributable        Ending
                                                          Balance                Amount                  Balance
                                                         -----------     -------------------------    --------------
           Class A-1                                              0.00                   0.00                  0.00
           Class A-2                                              0.00                   0.00                  0.00
           Class A-3                                      6,995,543.62           6,995,543.62                  0.00
           Class A-4                                     95,000,000.00           1,096,153.18         93,903,846.82
           Class A-5                                     72,350,000.00                   0.00         72,350,000.00
           Class B                                       19,830,000.00                   0.00         19,830,000.00
           Class C                                        9,270,000.00                   0.00          9,270,000.00
           Class D                                       13,250,000.00                   0.00         13,250,000.00

c) Excess Spread Received                                                                                258,283.66

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                          9.21%
   Weighted Average Remaining Maturity (WAM)                                                                             146.80

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                            9,321,445.66

TOTAL WIRE TO HSBC                                                                                                 9,321,445.66

Amount Due To Servicer                                                                                               258,283.66